UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

_______________________________________________________________

COSMOS GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55793	22-3617931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rooms 1705-6, 17th Floor, Tai Yau Building,

No. 181 Johnston Road

Wanchai, Hong Kong

(Address of principal executive offices) (Zip Code)

+852 3643 1111
(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 17, 2018, we entered into the Agreement for Sale and Purchase of Shares in COSG International Holdings Limited, a British Virgin Islands limited liability company (“COSG International”), pursuant to which we agreed to sell all of our interests in COSG International to Lilun Gan, an unaffiliated third party, for cash consideration of Ten Thousand Dollars (US$10,000), which is the stated value of COSG International. The sale consummated on September 30, 2018.

COSG International was our wholly owned subsidiary and investment holding company that held all of the issued and outstanding securities of Foshan Cosmos Xi Yue Car Rental Company Limited, a wholly foreign-owned enterprise incorporated in China (“WFOE”). We operated our future car purchasing and investment vehicle leasing services and memberships through WFOE. The sale of our interests in COSG International follows our prior termination of the Car Rental Collaboration Agreement with our former network partner and represents the cessation of our future car purchasing and investment vehicle leasing services business. We intend to continue engaging in the business of acquiring and managing memberships through our other operating subsidiaries.

The foregoing description of the Agreement for Sale and Purchase of Shares in COSG International Holdings Limited (the “COSG International S&P Agreement”) is qualified in its entirety by reference to the COSG International S&P Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 above is hereby incorporated herein.

Item 9.01 Financial Statements and Exhibits.

Number	Exhibits
10.1	Agreement for Sale and Purchase of Shares in COSG International Holdings Limited, by and between Cosmos Group Holdings Inc. and Lilun Guan dated September 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS GROUP HOLDINGS INC.
Dated: October 10, 2018

	By:	/s/ Koon Wing Cheung
Koon Wing Cheung
Chief Executive Officer